                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  OCTOBER 15, 1997

                                  K.SWISS INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     000-18490                95-4265988
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
  Incorporation)                                             Identification No.)

       20664 Bahama Street
      CHATSWORTH, CALIFORNIA                               91311
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (818) 998-3388

                                      None
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     This report is qualified in its entirety by reference to the documents described herein and attached as exhibits hereto, which are incorporated herein by this reference.

     On October 15, 1997, K.Swiss Inc., a Delaware corporation, announced the filing of a registration statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission covering a proposed offering of 300,000 shares of Class A Common Stock of K.Swiss Inc., which are to be offered by The Biltrite Corporation. K.Swiss Inc. will not receive any of the proceeds of this offering.

     The Press Release of K.Swiss Inc. dated October 15, 1997 announcing the filing of the Registration Statement is filed herewith as Exhibit 99.1.

ITEM 7.  EXHIBITS.

     The following exhibits are filed with this current report on Form 8-K:

Exhibit No.                 Description
-----------                 -----------

     99.1               Press Release of K.Swiss Inc. dated October 15, 1997

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       K.SWISS INC.



Date:  October 15, 1997                By: /s/ George Powlick
                                          ---------------------------
                                           George Powlick
                                           Vice President-Finance,
                                           Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit No.             Description
-----------             -----------
   99.1             Press Release of K.Swiss Inc. dated October 15, 1997